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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2006


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        1-16383             95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            717 Texas Avenue
               Suite 3100
             Houston, Texas                                       77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item  2.02.        Results of Operations and Financial Conditions

     On March 13, 2006, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the fourth quarter and fiscal year ended December 31, 2005. The press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

     The information included in this Current Report on Form 8-K, including the attached exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number                     Description
------                     -----------

99.1                       Press Release, dated March 13, 2006 (filed herewith).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHENIERE ENERGY, INC.


     Date:  March 13, 2006               By:  /s/ Craig K. Townsend
                                              ---------------------
                                              Name:  Craig K. Townsend
                                              Title: Vice President and
                                                     Chief Accounting Officer


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EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------

99.1                       Press Release, dated March 13, 2006 (filed herewith).